                                                                   EXHIBIT 20.1

CHEMICAL BANK - RETAIL CARD SERVICES GROUP
Certificateholders' Statement                                                   Chemical Master Credit Card Trust I
                                                                                          Series 1995-1

Section 5.2 - Supplement                                                  Class A           Class B          Collateral
- ---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                                0.00              0.00             0.00

(ii)   Monthly Interest Distributed                                         3,512,500.00        298,958.33       214,445.69
       Deficiency Amounts                                                           0.00              0.00
       Additional Interest                                                          0.00              0.00
       Accrued and Unpaid Interest                                                                                   0.00

(iii)  Collections of Principal Receivables                                68,483,600.87      5,706,966.74     7,337,528.67

(iv)   Collections of Finance Charge Receivables                           11,239,753.95        936,646.16     1,204,259.35

(v)    Aggregate Amount of Principal Receivables

                                                    Investor Interest     750,000,000.00     62,500,000.00    80,357,142.86
                                                    Adjusted Interest     750,000,000.00     62,500,000.00    80,357,142.86

                                                         Series
       Floating Investor Percentage                          17.65%               84.00%             7.00%            9.00%
       Fixed Investor Percentage                             17.65%               84.00%             7.00%            9.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current
               30 to 59 days
               60 to 89 days
               90 or more days
                                                    Total Receivables

(vii)  Investor Default Amount                                              7,400,783.87        616,731.99             0.00

(viii) Investor Charge-Offs                                                         0.00              0.00       792,941.13

(ix)   Reimbursed Investor Charge-Offs/Reductions                                   0.00              0.00             0.00

(x)    Servicing Fee                                                          625,000.00         52,083.33             0.00

(xi)   Portfolio Yield (Net of Defaulted Receivables)

(xii)  Reallocated Monthly Principal                                                                  0.00             0.00

(xiii) Closing Investor Interest (Class A Adjusted)                       750,000,000.00     62,500,000.00    79,564,201.73

(xiv)  LIBOR

(xv)   Principal Funding Account Balance

(xvi)  Accumulation Shortfall

(xvii) Principal Funding Investment Proceeds

(xviii)Principal Investment Funding Shortfall



(xix)  Available Funds                                                     10,614,753.95        884,562.83     1,137,295.07

(xx)   Certificate Rate                                                          5.6200%           5.7400%          5.8500%



                                                      Distribution       Distribution     Distribution          Distribution



CHEMICAL BANK - RETAIL CARD SERVICES GROUP                                  MONTHLY REPORT
Certificateholders' Statement


Section 5.2 - Supplement                                                       Total
- ------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                                  0.00

(ii)   Monthly Interest Distributed                                           4,025,904.02
       Deficiency Amounts                                                             0.00
       Additional Interest                                                            0.00
       Accrued and Unpaid Interest                                                    0.00

(iii)  Collections of Principal Receivables                                  81,528,096.28

(iv)   Collections of Finance Charge Receivables                             13,380,659.47

(v)    Aggregate Amount of Principal Receivables                          5,058,227,568.12

                                                    Investor Interest       892,857,142.86
                                                    Adjusted Interest       892,857,142.86


       Floating Investor Percentage                                                100.00%
       Fixed Investor Percentage                                                   100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                              95.23%
               30 to 59 days                                                         1.49%
               60 to 89 days                                                         1.09%
               90 or more days                                                       2.19%
                                                    Total Receivables              100.00%

(vii)  Investor Default Amount                                                8,017,515.86

(viii) Investor Charge-Offs                                                     792,941.13

(ix)   Reimbursed Investor Charge-Offs/Reductions

(x)    Servicing Fee                                                            677,083.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                         #REF!

(xii)  Reallocated Monthly Principal                                                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)                         892,064,201.73

(xiv)  LIBOR                                                                       5.5000%

(xv)   Principal Funding Account Balance                                              0.00

(xvi)  Accumulation Shortfall                                                         0.00

(xvii) Principal Funding Investment Proceeds                                          0.00

(xviii)Principal Investment Funding Shortfall

                                                                          ================

(xix)  Available Funds                                                       12,636,611.85

(xx)   Certificate Rate

                                                                          ----------------
                                                         Period Type                     1
                                                                          ----------------

CHEMICAL BANK - RETAIL CARD SERVICES GROUP
Certificateholders' Statement                                                 Chemical Master Credit Card Trust I
                                                                                         Series 1995-2

Section 5.2 - Supplement                                                Class A                  Class B           Collateral
- --------------------------------------------------------------------------------------------------------------------------------

(i)   Monthly Principal Distributed                                               0.00                    0.00              0.00

(ii)  Monthly Interest Distributed                                        3,115,000.00              181,245.17         23,437.50
      Deficiency Amounts                                                          0.00                    0.00
      Additional Interest                                                         0.00                    0.00
      Accrued and Unpaid Interest                                                                                           0.00

(iii) Collections of Principal Receivables                               54,786,880.70            3,112,807.94      4,358,130.34

(iv)  Collections of Finance Charge Receivables                           8,991,803.16              510,884.28        715,270.69

(v)   Aggregate Amount of Principal Receivables

                                                   Investor Interest    600,000,000.00           34,090,000.00     47,728,181.82
                                                   Adjusted Interest    600,000,000.00           34,090,000.00     47,728,181.82

                                                        Series
      Floating Investor Percentage                          13.48%              88.00%                   5.00%             7.00%
      Fixed Investor Percentage                             13.48%              88.00%                   5.00%             7.00%

(vi)  Receivables Delinquent (As % of Total Receivables)

               Current
               30 to 59 days
               60 to 89 days
               90 or more days

                                                   Total Receivables

(vii) Investor Default Amount                                             5,920,627.10              336,390.30              0.00

(viii)Investor Charge-Offs                                                        0.00                    0.00        470,967.94

(ix)  Reimbursed Investor Charge-Offs/Reductions                                  0.00                    0.00              0.00

(x)   Servicing Fee                                                         500,000.00               28,408.33              0.00

(xi)  Portfolio Yield (Net of Defaulted Receivables)

(xii) Reallocated Monthly Principal                                                                       0.00        431,894.57

(xiii)Closing Investor Interest (Class A Adjusted)                      600,000,000.00           34,090,000.00     46,825,319.30

(xiv) LIBOR

(xv)  Principal Funding Account Balance

(xvi) Accumulation Shortfall

(xvii)Principal Funding Investment Proceeds

(xviii)Principal Investment Funding Shortfall


(xix) Available Funds                                                     8,491,803.16              482,475.95        675,497.21

(xx)  Certificate Rate                                                         6.2300%                 6.3800%           5.9000%



                                                       Distribution       Distribution      Distribution          Distribution


CHEMICAL BANK - RETAIL CARD SERVICES GROUP                                          MONTHLY REPORT
Certificateholders' Statement


Section 5.2 - Supplement                                                                 Total
- ---------------------------------------------------------------------------------------------------

(i)   Monthly Principal Distributed                                                            0.00

(ii)  Monthly Interest Distributed                                                     3,319,682.67
      Deficiency Amounts                                                                       0.00
      Additional Interest                                                                      0.00
      Accrued and Unpaid Interest                                                              0.00

(iii) Collections of Principal Receivables                                            62,257,818.97

(iv)  Collections of Finance Charge Receivables                                       10,217,958.14

(v)   Aggregate Amount of Principal Receivables                                    5,058,227,568.12

                                                   Investor Interest                 681,818,181.82
                                                   Adjusted Interest                 681,818,181.82


      Floating Investor Percentage                                                          100.00%
      Fixed Investor Percentage                                                             100.00%

(vi)  Receivables Delinquent (As % of Total Receivables)

               Current                                                                       95.23%
               30 to 59 days                                                                  1.49%
               60 to 89 days                                                                  1.09%
               90 or more days                                                                2.19%
                                                                                   ----------------
                                                   Total Receivables                        100.00%

(vii) Investor Default Amount                                                          6,257,017.40

(viii)Investor Charge-Offs                                                               470,967.94

(ix)  Reimbursed Investor Charge-Offs/Reductions

(x)   Servicing Fee                                                                      528,408.33

(xi)  Portfolio Yield (Net of Defaulted Receivables)                                    #REF!

(xii) Reallocated Monthly Principal                                                      431,894.57

(xiii)Closing Investor Interest (Class A Adjusted)                                   680,915,319.30

(xiv) LIBOR                                                                                 5.5000%

(xv)  Principal Funding Account Balance                                                        0.00

(xvi) Accumulation Shortfall                                                                   0.00

(xvii)Principal Funding Investment Proceeds                                                    0.00

(xviii)Principal Investment Funding Shortfall
                                                                                   ================

(xix) Available Funds                                                                  9,649,776.32

(xx)  Certificate Rate


                                                                                   ----------------
                                                                      Period Type                 1
                                                                                   ----------------

CHEMICAL BANK - RETAIL CARD SERVICES GROUP
Certificateholders' Statement                                                 Chemical Master Credit Card Trust I
                                                                                           Series 1995-3

Section 5.2 - Supplement                                                  Class A              Class B           Collateral
- ------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                                0.00                0.00              0.00

(ii)   Monthly Interest Distributed                                         2,336,250.00          136,149.60              0.00
       Deficiency Amounts                                                           0.00                0.00
       Additional Interest                                                          0.00                0.00

(iii)  Collections of Principal Receivables                                41,090,160.52        2,334,651.61      3,268,552.10

(iv)   Collections of Finance Charge Receivables                            6,743,852.37          383,170.71        536,445.53

(v)    Aggregate Amount of Principal Receivables

                                                     Investor Interest    450,000,000.00       25,568,000.00     35,795,636.36
                                                     Adjusted Interest    450,000,000.00       25,568,000.00     35,795,636.36

                                                            Series
       Floating Investor Percentage                             10.11%            88.00%               5.00%             7.00%
       Fixed Investor Percentage                                10.11%            88.00%               5.00%             7.00%

(vi)   Receivables Delinquent (As % of Total Receivables)

               Current
               30 to 59 days
               60 to 89 days
               90 or more days

                                                     Total Receivables

(vii)  Investor Default Amount                                              4,440,470.32          252,297.66              0.00

(viii) Investor Charge-Offs                                                         0.00                0.00        353,221.02

(ix)   Reimbursed Investor Charge-Offs/Reductions                                   0.00                0.00              0.00

(x)    Servicing Fee                                                          375,000.00           21,306.67              0.00

(xi)   Portfolio Yield (Net of Defaulted Receivables)

(xii)  Reallocated Monthly Principal                                                                    0.00        324,142.01

(xiii) Closing Investor Interest (Class A Adjusted)                       450,000,000.00       25,568,000.00     35,118,273.33

(xiv)  LIBOR

(xv)   Principal Funding Account Balance

(xvi)  Accumulation Shortfall

(xvii) Principal Funding Investment Proceeds

(xviii)Principal Investment Funding Shortfall


(xix)  Available Funds                                                      6,368,852.37          361,864.04        506,615.83

(xx)   Certificate Rate                                                          6.2300%             6.3900%           6.0250%


CHEMICAL BANK - RETAIL CARD SERVICES GROUP                                             MONTHLY REPORT
Certificateholders' Statement


Section 5.2 - Supplement                                                                   Total
- ------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                                              0.00

(ii)   Monthly Interest Distributed                                                       2,472,399.60
       Deficiency Amounts                                                                         0.00
       Additional Interest                                                                        0.00

(iii)  Collections of Principal Receivables                                              46,693,364.23

(iv)   Collections of Finance Charge Receivables                                          7,663,468.60

(v)    Aggregate Amount of Principal Receivables                                      5,058,227,568.12

                                                     Investor Interest                  511,363,636.36
                                                     Adjusted Interest                  511,363,636.36


       Floating Investor Percentage                                                            100.00%
       Fixed Investor Percentage                                                               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)

               Current                                                                          95.23%
               30 to 59 days                                                                     1.49%
               60 to 89 days                                                                     1.09%
               90 or more days                                                                   2.19%
                                                                                      ----------------
                                                     Total Receivables                         100.00%

(vii)  Investor Default Amount                                                            4,692,767.98

(viii) Investor Charge-Offs                                                                 353,221.02

(ix)   Reimbursed Investor Charge-Offs/Reductions

(x)    Servicing Fee                                                                        396,306.67

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                     #REF!

(xii)  Reallocated Monthly Principal                                                        324,142.01

(xiii) Closing Investor Interest (Class A Adjusted)                                     510,686,273.33

(xiv)  LIBOR                                                                                   5.5000%

(xv)   Principal Funding Account Balance                                                          0.00

(xvi)  Accumulation Shortfall                                                                     0.00

(xvii) Principal Funding Investment Proceeds                                                      0.00

(xviii)Principal Investment Funding Shortfall
                                                                                      ================

(xix)  Available Funds                                                                    7,237,332.24

(xx)   Certificate Rate

CHEMICAL BANK - RETAIL CARD SERVICES GROUP
Certificateholders' Statement                                                   Chemical Master Credit Card Trust I
                                                                                            Series 1996-1

Section 5.2 - Supplement                                                    Class A            Class B           Collateral
- ------------------------------------------------------------------------------------------------------------------------------

(i)   Monthly Principal Distributed                                                   0.00              0.00              0.00

(ii)  Monthly Interest Distributed                                            3,237,500.00        189,248.43         27,343.75
      Deficiency Amounts                                                              0.00              0.00
      Additional Interest                                                             0.00              0.00
      Accrued and Unpaid Interest                                                                                         0.00

(iii) Collections of Principal Receivables                                   63,918,027.48      3,631,639.70      5,084,454.96

(iv)  Collections of Finance Charge Receivables                              10,490,437.02        596,036.66        834,477.48

(v)   Aggregate Amount of Principal Receivables

                                                   Investor Interest        700,000,000.00     39,772,000.00     55,682,545.45
                                                   Adjusted Interest        700,000,000.00     39,772,000.00     55,682,545.45

                                                         Series
      Floating Investor Percentage                           15.73%                 88.00%             5.00%             7.00%
      Fixed Investor Percentage                              15.73%                 88.00%             5.00%             7.00%

(vi)  Receivables Delinquent (As % of Total Receivables)

               Current
               30 to 59 days
               60 to 89 days
               90 or more days

                                                   Total Receivables

(vii) Investor Default Amount                                                 6,907,398.28        392,458.63              0.00

(viii)Investor Charge-Offs                                                            0.00              0.00        549,459.31

(ix)  Reimbursed Investor Charge-Offs/Reductions                                      0.00              0.00              0.00

(x)   Servicing Fee                                                             583,333.33         33,143.33              0.00

(xi)  Portfolio Yield (Net of Defaulted Receivables)

(xii) Reallocated Monthly Principal                                                                     0.00         85,009.64

(xiii)Closing Investor Interest (Class A Adjusted)                          700,000,000.00     39,772,000.00     55,048,076.49

(xiv) LIBOR

(xv)  Principal Funding Account Balance

(xvi) Accumulation Shortfall

(xvii)Principal Funding Investment Proceeds

(xviiiPrincipal Investment Funding Shortfall



(xix) Available Funds                                                         9,907,103.69        562,893.33        788,075.36

(xx)  Certificate Rate                                                             5.5500%           5.7100%           5.9000%



CHEMICAL BANK - RETAIL CARD SERVICES GROUP                                 MONTHLY REPORT
Certificateholders' Statement


Section 5.2 - Supplement                                                        Total
- -------------------------------------------------------------------------------------------

(i)   Monthly Principal Distributed                                                    0.00

(ii)  Monthly Interest Distributed                                             3,454,092.18
      Deficiency Amounts                                                               0.00
      Additional Interest                                                              0.00
      Accrued and Unpaid Interest                                                      0.00

(iii) Collections of Principal Receivables                                    72,634,122.14

(iv)  Collections of Finance Charge Receivables                               11,920,951.16

(v)   Aggregate Amount of Principal Receivables                            5,058,227,568.12

                                                   Investor Interest         795,454,545.45
                                                   Adjusted Interest         795,454,545.45

                                                         Series
      Floating Investor Percentage                                                  100.00%
      Fixed Investor Percentage                                                     100.00%

(vi)  Receivables Delinquent (As % of Total Receivables)

               Current                                                               95.23%
               30 to 59 days                                                          1.49%
               60 to 89 days                                                          1.09%
               90 or more days                                                        2.19%
                                                                           ----------------
                                                   Total Receivables                100.00%

(vii) Investor Default Amount                                                  7,299,856.92

(viii)Investor Charge-Offs                                                       549,459.31

(ix)  Reimbursed Investor Charge-Offs/Reductions

(x)   Servicing Fee                                                              616,476.67

(xi)  Portfolio Yield (Net of Defaulted Receivables)                           #REF!

(xii) Reallocated Monthly Principal                                               85,009.64

(xiii)Closing Investor Interest (Class A Adjusted)                           794,820,076.49

(xiv) LIBOR                                                                         5.5000%

(xv)  Principal Funding Account Balance                                                0.00

(xvi) Accumulation Shortfall                                                           0.00

(xvii)Principal Funding Investment Proceeds                                            0.00

(xviiiPrincipal Investment Funding Shortfall

                                                                           ================

(xix) Available Funds                                                         11,258,072.37

(xx)  Certificate Rate


CHEMICAL BANK - RETAIL CARD SERVICES GROUP
Certificateholders' Statement                                                    Chemical Master Credit Card Trust I
                                                                                          Series 1996-2

- -Section 5.2 - Supplement                                                              Class A              Class B
- -------------------------------------------------------------------------------------------------------------------
(i)   Monthly Principal Distributed                                                     0.00                   0.00

(ii)  Monthly Interest Distributed                                              2,740,833.33             160,416.67
      Deficiency Amounts                                                                0.00                   0.00
      Additional Interest                                                               0.00                   0.00
      Accrued and Unpaid Interest

(iii) Collections of Principal Receivables                                     50,221,307.31           2,853,483.37

(iv)  Collections of Finance Charge Receivables                                 8,242,486.23             468,323.08

(v)   Aggregate Amount of Principal Receivables

                                                   Investor Interest          550,000,000.00          31,250,000.00
                                                   Adjusted Interest          550,000,000.00          31,250,000.00

                                                         Series

      Floating Investor Percentage                                    12.36%           88.00%                  5.00%
      Fixed Investor Percentage                                       12.36%           88.00%                  5.00%

(vi)  Receivables Delinquent (As % of Total Receivables)

               Current
               30 to 59 days
               60 to 89 days
               90 or more days

               Total Receivables

(vii) Investor Default Amount                                                   5,427,241.51             308,365.99

(viii)Investor Charge-Offs                                                              0.00                   0.00

(ix)  Reimbursed Investor Charge-Offs/Reductions                                        0.00                   0.00

(x)   Servicing Fee                                                               458,333.33              26,041.67

(xi)  Portfolio Yield (Net of Defaulted Receivables)

(xii) Reallocated Monthly Principal                                                                            0.00

(xiii)Closing Investor Interest (Class A Adjusted)                            550,000,000.00          31,250,000.00

(xiv) LIBOR

(xv)  Principal Funding Account Balance

(xvi) Accumulation Shortfall

(xvii)Principal Funding Investment Proceeds

(xviiiPrincipal Investment Funding Shortfall



(xix) Available Funds                                                           7,784,152.90             442,281.41

(xx)  Certificate Rate                                                                5.9800%                6.1600%



                                                                                                    MONTHLY REPORT




                                                                   Collateral                                Total
- -------------------------------------------------------------------------------------------------------------------
(i)   Monthly Principal Distributed                                           0.00
(ii)  Monthly Interest Distributed                                                                     2,922,734.38
      Deficiency Amounts                                                 21,484.38                             0.00
      Additional Interest                                                                                      0.00
      Accrued and Unpaid Interest                                                                              0.00
                                                                              0.00
(iii) Collections of Principal Receivables                                                            57,069,667.39
                                                                      3,994,876.72
(iv)  Collections of Finance Charge Receivables                                                        9,366,461.63
                                                                        655,652.31
(v)   Aggregate Amount of Principal Receivables                                                    5,058,227,568.12

                                        Investor Interest            43,750,000.00                   625,000,000.00
                                        Adjusted Interest            43,750,000.00                   625,000,000.00

                                              Series
                                                                              7.00%                          100.00%
      Floating Investor Percentage                                            7.00%                          100.00%
      Fixed Investor Percentage

(vi)  Receivables Delinquent (As % of Total Receivables

               Current                                                                                        95.23%
               30 to 59 days                                                                                   1.49%
               60 to 89 days                                                                                   1.09%
               90 or more days                                                                                 2.19%
                                                                                                     --------------
               Total Receivables
                                                                            100.00%
(vii) Investor Default Amount                                                                          5,735,607.50
                                                                              0.00
(viii)Investor Charge-Offs                                                                               431,712.39
                                                                        431,712.39
(ix)  Reimbursed Investor Charge-Offs/Reductions
                                                                              0.00
(x)   Servicing Fee                                                                                      484,375.00
                                                                              0.00
(xi)  Portfolio Yield (Net of Defaulted Receivables)                                                           #REF!

(xii) Reallocated Monthly Principal                                                                      275,604.21
                                                                        275,604.21
(xiii)Closing Investor Interest (Class A Adjusted)                                                   624,292,683.40
                                                                     43,042,683.40
(xiv) LIBOR                                                                                                  5.5000%

(xv)  Principal Funding Account Balance                                                                        0.00

(xvi) Accumulation Shortfall                                                                                   0.00

(xvii)Principal Funding Investment Proceeds                                                                    0.00

(xviiiPrincipal Investment Funding Shortfall

                                                                                                  =================

(xix) Available Funds                                                                                  8,845,628.29
                                                                        619,193.98
(xx)  Certificate Rate
                                                                            6.2500%

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